Melamine Chemicals, Inc.
                                             Exhibit to Form 10-K
                                                            10.21


                     Schedule of Differences
                             between
      Single Trigger Change of Control Severance Agreements

     The   persons  listed  below  have  entered  into   substantially
identical  forms   of  Single  Trigger  Change  of  Control  Severance
Agreements:

                         James W. Cook
                         Wayne D. DeLeo
                         Frederic R. Huber